                                  EXHIBIT 99.1

[LOGO OF POPULAR ABS, INC.(SM)}    PRELIMINARY SAMPLE           [LOGO OF FBR(R)]
                                   POPULAR ABS 2005-3

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                 POPULAR 2005-3
                              CLASS AF-4 CASHFLOWS

PERIOD        DATE            PRINCIPAL         INTEREST          CASH FLOW          BALANCE
------   ---------------   ---------------   ---------------   ---------------   ---------------
     0         21-Jun-05                 -                 -                 -     26,090,000.00
     1         25-Jul-05                 -        103,055.50        103,055.50     26,090,000.00
     2         25-Aug-05                 -        103,055.50        103,055.50     26,090,000.00
     3         25-Sep-05                 -        103,055.50        103,055.50     26,090,000.00
     4         25-Oct-05                 -        103,055.50        103,055.50     26,090,000.00
     5         25-Nov-05                 -        103,055.50        103,055.50     26,090,000.00
     6         25-Dec-05                 -        103,055.50        103,055.50     26,090,000.00
     7         25-Jan-06                 -        103,055.50        103,055.50     26,090,000.00
     8         25-Feb-06                 -        103,055.50        103,055.50     26,090,000.00
     9         25-Mar-06                 -        103,055.50        103,055.50     26,090,000.00
    10         25-Apr-06                 -        103,055.50        103,055.50     26,090,000.00
    11         25-May-06                 -        103,055.50        103,055.50     26,090,000.00
    12         25-Jun-06                 -        103,055.50        103,055.50     26,090,000.00
    13         25-Jul-06                 -        103,055.50        103,055.50     26,090,000.00
    14         25-Aug-06                 -        103,055.50        103,055.50     26,090,000.00
    15         25-Sep-06                 -        103,055.50        103,055.50     26,090,000.00
    16         25-Oct-06                 -        103,055.50        103,055.50     26,090,000.00
    17         25-Nov-06                 -        103,055.50        103,055.50     26,090,000.00
    18         25-Dec-06                 -        103,055.50        103,055.50     26,090,000.00
    19         25-Jan-07                 -        103,055.50        103,055.50     26,090,000.00
    20         25-Feb-07                 -        103,055.50        103,055.50     26,090,000.00
    21         25-Mar-07                 -        103,055.50        103,055.50     26,090,000.00
    22         25-Apr-07                 -        103,055.50        103,055.50     26,090,000.00
    23         25-May-07                 -        103,055.50        103,055.50     26,090,000.00
    24         25-Jun-07                 -        103,055.50        103,055.50     26,090,000.00
    25         25-Jul-07                 -        103,055.50        103,055.50     26,090,000.00
    26         25-Aug-07                 -        103,055.50        103,055.50     26,090,000.00
    27         25-Sep-07                 -        103,055.50        103,055.50     26,090,000.00
    28         25-Oct-07                 -        103,055.50        103,055.50     26,090,000.00
    29         25-Nov-07                 -        103,055.50        103,055.50     26,090,000.00
    30         25-Dec-07                 -        103,055.50        103,055.50     26,090,000.00
    31         25-Jan-08                 -        103,055.50        103,055.50     26,090,000.00
    32         25-Feb-08                 -        103,055.50        103,055.50     26,090,000.00
    33         25-Mar-08                 -        103,055.50        103,055.50     26,090,000.00
    34         25-Apr-08                 -        103,055.50        103,055.50     26,090,000.00
    35         25-May-08                 -        103,055.50        103,055.50     26,090,000.00
    36         25-Jun-08                 -        103,055.50        103,055.50     26,090,000.00
    37         25-Jul-08                 -        103,055.50        103,055.50     26,090,000.00
    38         25-Aug-08                 -        103,055.50        103,055.50     26,090,000.00

PERIOD        DATE            PRINCIPAL         INTEREST          CASH FLOW          BALANCE
------   ---------------   ---------------   ---------------   ---------------   ---------------
    39         25-Sep-08                 -        103,055.50        103,055.50     26,090,000.00
    40         25-Oct-08                 -        103,055.50        103,055.50     26,090,000.00
    41         25-Nov-08                 -        103,055.50        103,055.50     26,090,000.00
    42         25-Dec-08                 -        103,055.50        103,055.50     26,090,000.00
    43         25-Jan-09                 -        103,055.50        103,055.50     26,090,000.00
    44         25-Feb-09                 -        103,055.50        103,055.50     26,090,000.00
    45         25-Mar-09                 -        103,055.50        103,055.50     26,090,000.00
    46         25-Apr-09                 -        103,055.50        103,055.50     26,090,000.00
    47         25-May-09                 -        103,055.50        103,055.50     26,090,000.00
    48         25-Jun-09                 -        103,055.50        103,055.50     26,090,000.00
    49         25-Jul-09        969,431.64        103,055.50      1,072,487.14     25,120,568.36
    50         25-Aug-09      1,478,071.74         99,226.25      1,577,297.99     23,642,496.62
    51         25-Sep-09      1,443,020.43         93,387.86      1,536,408.29     22,199,476.19
    52         25-Oct-09      1,408,563.81         87,687.93      1,496,251.74     20,790,912.38
    53         25-Nov-09      1,374,685.56         82,124.10      1,456,809.66     19,416,226.82
    54         25-Dec-09      1,341,369.31         76,694.10      1,418,063.40     18,074,857.51
    55         25-Jan-10      1,308,598.58         71,395.69      1,379,994.26     16,766,258.94
    56         25-Feb-10      1,276,356.74         66,226.72      1,342,583.47     15,489,902.19
    57         25-Mar-10      1,244,627.00         61,185.11      1,305,812.12     14,245,275.19
    58         25-Apr-10      1,213,392.31         56,268.84      1,269,661.15     13,031,882.88
    59         25-May-10      1,182,635.33         51,475.94      1,234,111.26     11,849,247.55
    60         25-Jun-10      1,152,338.35         46,804.53      1,199,142.87     10,696,909.21
    61         25-Jul-10        835,728.38         42,252.79        877,981.17      9,861,180.82
    62         25-Aug-10        814,568.95         38,951.66        853,520.61      9,046,611.88
    63         25-Sep-10        793,778.45         35,734.12        829,512.57      8,252,833.43
    64         25-Oct-10        773,345.21         32,598.69        805,943.90      7,479,488.22
    65         25-Nov-10        753,257.36         29,543.98        782,801.34      6,726,230.86
    66         25-Dec-10        733,502.84         26,568.61        760,071.45      5,992,728.02
    67         25-Jan-11        714,069.30         23,671.28        737,740.58      5,278,658.71
    68         25-Feb-11        694,944.08         20,850.70        715,794.78      4,583,714.64
    69         25-Mar-11        676,114.08         18,105.67        694,219.76      3,907,600.55
    70         25-Apr-11        657,565.74         15,435.02        673,000.76      3,250,034.81
    71         25-May-11        639,284.88         12,837.64        652,122.51      2,610,749.94
    72         25-Jun-11        621,256.60         10,312.46        631,569.06      1,989,493.34
    73         25-Jul-11        459,673.23          7,858.50        467,531.72      1,529,820.11
    74         25-Aug-11        450,731.34          6,042.79        456,774.13      1,079,088.77
    75         25-Sep-11        441,960.31          4,262.40        446,222.71        637,128.46
    76         25-Oct-11        433,356.88          2,516.66        435,873.54        203,771.58
    77         25-Nov-11        203,771.58            804.90        204,576.48                 -

ASSUMPTIONS
Prepayments: Pricing Speed
No Losses
Run to call

DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

                                 POPULAR 2005-3
                              CLASS AF-5 CASHFLOWS

PERIOD        DATE            PRINCIPAL         INTEREST          CASH FLOW          BALANCE
------   ---------------   ---------------   ---------------   ---------------   ---------------
     0         21-Jun-05                 -                 -                 -      7,360,000.00
     1         25-Jul-05                 -         30,973.33         30,973.33      7,360,000.00
     2         25-Aug-05                 -         30,973.33         30,973.33      7,360,000.00
     3         25-Sep-05                 -         30,973.33         30,973.33      7,360,000.00
     4         25-Oct-05                 -         30,973.33         30,973.33      7,360,000.00
     5         25-Nov-05                 -         30,973.33         30,973.33      7,360,000.00
     6         25-Dec-05                 -         30,973.33         30,973.33      7,360,000.00
     7         25-Jan-06                 -         30,973.33         30,973.33      7,360,000.00
     8         25-Feb-06                 -         30,973.33         30,973.33      7,360,000.00
     9         25-Mar-06                 -         30,973.33         30,973.33      7,360,000.00
    10         25-Apr-06                 -         30,973.33         30,973.33      7,360,000.00
    11         25-May-06                 -         30,973.33         30,973.33      7,360,000.00
    12         25-Jun-06                 -         30,973.33         30,973.33      7,360,000.00
    13         25-Jul-06                 -         30,973.33         30,973.33      7,360,000.00
    14         25-Aug-06                 -         30,973.33         30,973.33      7,360,000.00
    15         25-Sep-06                 -         30,973.33         30,973.33      7,360,000.00
    16         25-Oct-06                 -         30,973.33         30,973.33      7,360,000.00
    17         25-Nov-06                 -         30,973.33         30,973.33      7,360,000.00
    18         25-Dec-06                 -         30,973.33         30,973.33      7,360,000.00
    19         25-Jan-07                 -         30,973.33         30,973.33      7,360,000.00
    20         25-Feb-07                 -         30,973.33         30,973.33      7,360,000.00
    21         25-Mar-07                 -         30,973.33         30,973.33      7,360,000.00
    22         25-Apr-07                 -         30,973.33         30,973.33      7,360,000.00
    23         25-May-07                 -         30,973.33         30,973.33      7,360,000.00
    24         25-Jun-07                 -         30,973.33         30,973.33      7,360,000.00
    25         25-Jul-07                 -         30,973.33         30,973.33      7,360,000.00
    26         25-Aug-07                 -         30,973.33         30,973.33      7,360,000.00
    27         25-Sep-07                 -         30,973.33         30,973.33      7,360,000.00
    28         25-Oct-07                 -         30,973.33         30,973.33      7,360,000.00
    29         25-Nov-07                 -         30,973.33         30,973.33      7,360,000.00
    30         25-Dec-07                 -         30,973.33         30,973.33      7,360,000.00
    31         25-Jan-08                 -         30,973.33         30,973.33      7,360,000.00
    32         25-Feb-08                 -         30,973.33         30,973.33      7,360,000.00
    33         25-Mar-08                 -         30,973.33         30,973.33      7,360,000.00
    34         25-Apr-08                 -         30,973.33         30,973.33      7,360,000.00
    35         25-May-08                 -         30,973.33         30,973.33      7,360,000.00
    36         25-Jun-08                 -         30,973.33         30,973.33      7,360,000.00
    37         25-Jul-08                 -         30,973.33         30,973.33      7,360,000.00
    38         25-Aug-08                 -         30,973.33         30,973.33      7,360,000.00
    39         25-Sep-08                 -         30,973.33         30,973.33      7,360,000.00
    40         25-Oct-08                 -         30,973.33         30,973.33      7,360,000.00
    41         25-Nov-08                 -         30,973.33         30,973.33      7,360,000.00
    42         25-Dec-08                 -         30,973.33         30,973.33      7,360,000.00
    43         25-Jan-09                 -         30,973.33         30,973.33      7,360,000.00
    44         25-Feb-09                 -         30,973.33         30,973.33      7,360,000.00
    45         25-Mar-09                 -         30,973.33         30,973.33      7,360,000.00
    46         25-Apr-09                 -         30,973.33         30,973.33      7,360,000.00
    47         25-May-09                 -         30,973.33         30,973.33      7,360,000.00
    48         25-Jun-09                 -         30,973.33         30,973.33      7,360,000.00
    49         25-Jul-09                 -         30,973.33         30,973.33      7,360,000.00

PERIOD        DATE            PRINCIPAL         INTEREST          CASH FLOW          BALANCE
------   ---------------   ---------------   ---------------   ---------------   ---------------
    50         25-Aug-09                 -         30,973.33         30,973.33      7,360,000.00
    51         25-Sep-09                 -         30,973.33         30,973.33      7,360,000.00
    52         25-Oct-09                 -         30,973.33         30,973.33      7,360,000.00
    53         25-Nov-09                 -         30,973.33         30,973.33      7,360,000.00
    54         25-Dec-09                 -         30,973.33         30,973.33      7,360,000.00
    55         25-Jan-10                 -         30,973.33         30,973.33      7,360,000.00
    56         25-Feb-10                 -         30,973.33         30,973.33      7,360,000.00
    57         25-Mar-10                 -         30,973.33         30,973.33      7,360,000.00
    58         25-Apr-10                 -         30,973.33         30,973.33      7,360,000.00
    59         25-May-10                 -         30,973.33         30,973.33      7,360,000.00
    60         25-Jun-10                 -         30,973.33         30,973.33      7,360,000.00
    61         25-Jul-10                 -         30,973.33         30,973.33      7,360,000.00
    62         25-Aug-10                 -         30,973.33         30,973.33      7,360,000.00
    63         25-Sep-10                 -         30,973.33         30,973.33      7,360,000.00
    64         25-Oct-10                 -         30,973.33         30,973.33      7,360,000.00
    65         25-Nov-10                 -         30,973.33         30,973.33      7,360,000.00
    66         25-Dec-10                 -         30,973.33         30,973.33      7,360,000.00
    67         25-Jan-11                 -         30,973.33         30,973.33      7,360,000.00
    68         25-Feb-11                 -         30,973.33         30,973.33      7,360,000.00
    69         25-Mar-11                 -         30,973.33         30,973.33      7,360,000.00
    70         25-Apr-11                 -         30,973.33         30,973.33      7,360,000.00
    71         25-May-11                 -         30,973.33         30,973.33      7,360,000.00
    72         25-Jun-11                 -         30,973.33         30,973.33      7,360,000.00
    73         25-Jul-11                 -         30,973.33         30,973.33      7,360,000.00
    74         25-Aug-11                 -         30,973.33         30,973.33      7,360,000.00
    75         25-Sep-11                 -         30,973.33         30,973.33      7,360,000.00
    76         25-Oct-11                 -         30,973.33         30,973.33      7,360,000.00
    77         25-Nov-11        221,146.34         30,973.33        252,119.67      7,138,853.66
    78         25-Dec-11        416,640.29         30,042.68        446,682.97      6,722,213.37
    79         25-Jan-12        408,520.96         28,289.31        436,810.28      6,313,692.41
    80         25-Feb-12        400,556.94         26,570.12        427,127.06      5,913,135.47
    81         25-Mar-12        392,745.29         24,884.45        417,629.73      5,520,390.19
    82         25-Apr-12        385,083.12         23,231.64        408,314.77      5,135,307.06
    83         25-May-12        377,567.63         21,611.08        399,178.71      4,757,739.44
    84         25-Jun-12        370,196.02         20,022.15        390,218.17      4,387,543.42
    85         25-Jul-12                 -         18,464.25         18,464.25      4,387,543.42
    86         25-Aug-12                 -         18,464.25         18,464.25      4,387,543.42
    87         25-Sep-12                 -         18,464.25         18,464.25      4,387,543.42
    88         25-Oct-12                 -         18,464.25         18,464.25      4,387,543.42
    89         25-Nov-12                 -         18,464.25         18,464.25      4,387,543.42
    90         25-Dec-12                 -         18,464.25         18,464.25      4,387,543.42
    91         25-Jan-13        181,021.45         18,464.25        199,485.70      4,206,521.97
    92         25-Feb-13        382,471.39         17,702.45        400,173.84      3,824,050.58
    93         25-Mar-13        533,350.05         16,092.88        549,442.93      3,290,700.52
    94         25-Apr-13        639,182.64         13,848.36        653,031.00      2,651,517.89
    95         25-May-13        705,142.55         11,158.47        716,301.02      1,946,375.34
    96         25-Jun-13        737,762.07          8,191.00        745,953.07      1,208,613.27
    97         25-Jul-13        734,061.63          5,086.25        739,147.87        474,551.64
    98         25-Aug-13        474,551.64          1,997.07        476,548.71                 -

ASSUMPTIONS
Prepayments: Pricing Speed
No Losses
Run to call

DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

                                                                      CURRENT          ORIGINAL          ORIGINAL
                                                   PRINCIPAL           GROSS           TERM TO         AMORTIZATION
PPP DETAIL REPLINES                                BALANCE         INTEREST RATE       MATURITY            TERM
---------------------------------------------   ---------------   ---------------   ---------------   ---------------
Group: I - Balloon 15 yr - 12mo Penalty              432,294.16           8.81991               180               360
Group: I - Balloon 15 yr - 24mo Penalty              607,438.27          10.29629               180               360
Group: I - Balloon 15 yr - 36mo Penalty              863,894.38           9.03190               180               360
Group: I - Balloon 15 yr - 60mo Penalty              669,610.73           8.52258               180               360
Group: I - Balloon 15 yr - No Penalty                180,887.93           9.80606               180               360
Group: I - Fixed 10 yr - 24mo Penalty                 41,258.65          12.00000               120               120
Group: I - Fixed 10 yr - 60mo Penalty                290,811.58           5.99000               120               120
Group: I - Fixed 15 yr - 12mo Penalty                588,969.71           6.71165               180               180
Group: I - Fixed 15 yr - 24mo Penalty                166,971.26           7.12742               180               180
Group: I - Fixed 15 yr - 36mo Penalty              2,217,176.83           7.23381               180               180
Group: I - Fixed 15 yr - 48mo Penalty                148,995.28           7.82876               180               180
Group: I - Fixed 15 yr - 60mo Penalty              7,305,864.85           6.65616               180               180
Group: I - Fixed 15 yr - No Penalty                  463,421.38           7.09437               180               180
Group: I - Fixed 20 yr - 12mo Penalty                816,472.75           6.81358               240               240
Group: I - Fixed 20 yr - 24mo Penalty                229,955.51           8.08127               240               240
Group: I - Fixed 20 yr - 36mo Penalty              2,790,771.46           7.52956               240               240
Group: I - Fixed 20 yr - 48mo Penalty                 46,723.12          10.99000               240               240
Group: I - Fixed 20 yr - 60mo Penalty             10,181,077.84           6.67692               240               240
Group: I - Fixed 20 yr - No Penalty                  653,286.12           8.44866               240               240
Group: I - Fixed 25 yr - 12mo Penalty                 78,363.33           6.55000               300               300
Group: I - Fixed 25 yr - 60mo Penalty              1,618,802.27           6.18674               300               300
Group: I - Fixed 30 yr - 6mo Penalty                 768,956.07           7.23623               360               360
Group: I - Fixed 30 yr - 12mo Penalty             15,428,674.66           7.06231               360               360
Group: I - Fixed 30 yr - 24mo Penalty              9,771,694.57           7.21553               360               360
Group: I - Fixed 30 yr - 36mo Penalty             78,804,996.57           6.92513               360               360
Group: I - Fixed 30 yr - 48mo Penalty              1,519,418.04           7.41415               360               360
Group: I - Fixed 30 yr - 60mo Penalty            281,311,196.05           6.60725               360               360
Group: I - Fixed 30 yr - No Penalty               11,747,922.91           7.69902               360               360
Group: IIA - ARM 2/28 - 6mo Penalty                  310,270.10           6.08378               360               360
Group: IIA - ARM 2/28 - 12mo Penalty              13,318,029.20           7.03656               360               360
Group: IIA - ARM 2/28 - 24mo Penalty              41,319,135.51           6.67319               360               360
Group: IIA - ARM 2/28 - 36mo Penalty              10,346,378.18           7.13792               360               360
Group: IIA - ARM 2/28 - No Penalty                14,844,711.83           7.05350               360               360
Group: IIA - ARM 3/27 - 12mo Penalty               1,141,034.54           6.10824               360               360
Group: IIA - ARM 3/27 - 24mo Penalty               2,824,104.47           6.44017               360               360
Group: IIA - ARM 3/27 - 36mo Penalty              28,828,283.52           6.62636               360               360
Group: IIA - ARM 3/27 - No Penalty                 2,195,325.11           6.61559               360               360
Group: IIA - ARM 5/25 - 12mo Penalty               3,033,731.20           6.22136               360               360
Group: IIA - ARM 5/25 - 24mo Penalty                 147,850.35           6.00000               360               360
Group: IIA - ARM 5/25 - 36mo Penalty               2,378,647.17           6.27174               360               360
Group: IIA - ARM 5/25 - No Penalty                 1,249,781.61           6.93412               360               360
Group: IIB - ARM 2/28 - 12mo Penalty               9,774,527.80           6.98809               360               360
Group: IIB - ARM 2/28 - 24mo Penalty              31,985,795.76           6.48056               360               360
Group: IIB - ARM 2/28 - 36mo Penalty               4,746,882.41           6.92569               360               360
Group: IIB - ARM 2/28 - 60mo Penalty               7,007,546.68           6.53521               360               360
Group: IIB - ARM 2/28 - No Penalty                 7,617,953.88           7.14814               360               360
Group: IIB - ARM 3/27 - 12mo Penalty               1,917,820.43           5.99192               360               360
Group: IIB - ARM 3/27 - 24mo Penalty               1,369,866.92           6.37665               360               360
Group: IIB - ARM 3/27 - 36mo Penalty              15,827,487.97           6.39743               360               360
Group: IIB - ARM 3/27 - 48mo Penalty                 293,648.74           7.36018               360               360
Group: IIB - ARM 3/27 - 60mo Penalty               4,494,700.12           6.40142               360               360
Group: IIB - ARM 3/27 - No Penalty                 1,538,673.74           6.96213               360               360
Group: IIB - ARM 5/25 - 12mo Penalty               2,910,959.73           6.10845               360               360
Group: IIB - ARM 5/25 - 24mo Penalty                 175,834.28           6.29000               360               360
Group: IIB - ARM 5/25 - 36mo Penalty               1,108,589.35           6.55590               360               360
Group: IIB - ARM 5/25 - 60mo Penalty               8,820,641.55           6.61397               360               360
Group: IIB - ARM 5/25 - No Penalty                   409,110.93           6.55800               360               360
TOTAL:                                           651,683,229.36           6.73482               353               354

                                                   REMAINING                         MONTHS UNTIL
                                                    TERM TO           GROSS         NEXT ADJUSTMENT       MAXIMUM
PPP DETAIL REPLINES                                MATURITY           MARGIN             DATE          MORTGAGE RATE
---------------------------------------------   ---------------   ---------------   ---------------   ---------------
Group: I - Balloon 15 yr - 12mo Penalty                     176           0.00000                 0           0.00000
Group: I - Balloon 15 yr - 24mo Penalty                     175           0.00000                 0           0.00000
Group: I - Balloon 15 yr - 36mo Penalty                     176           0.00000                 0           0.00000
Group: I - Balloon 15 yr - 60mo Penalty                     176           0.00000                 0           0.00000
Group: I - Balloon 15 yr - No Penalty                       177           0.00000                 0           0.00000
Group: I - Fixed 10 yr - 24mo Penalty                       116           0.00000                 0           0.00000
Group: I - Fixed 10 yr - 60mo Penalty                       113           0.00000                 0           0.00000
Group: I - Fixed 15 yr - 12mo Penalty                       174           0.00000                 0           0.00000
Group: I - Fixed 15 yr - 24mo Penalty                       175           0.00000                 0           0.00000
Group: I - Fixed 15 yr - 36mo Penalty                       176           0.00000                 0           0.00000
Group: I - Fixed 15 yr - 48mo Penalty                       175           0.00000                 0           0.00000
Group: I - Fixed 15 yr - 60mo Penalty                       175           0.00000                 0           0.00000
Group: I - Fixed 15 yr - No Penalty                         176           0.00000                 0           0.00000
Group: I - Fixed 20 yr - 12mo Penalty                       236           0.00000                 0           0.00000
Group: I - Fixed 20 yr - 24mo Penalty                       236           0.00000                 0           0.00000
Group: I - Fixed 20 yr - 36mo Penalty                       236           0.00000                 0           0.00000
Group: I - Fixed 20 yr - 48mo Penalty                       235           0.00000                 0           0.00000
Group: I - Fixed 20 yr - 60mo Penalty                       236           0.00000                 0           0.00000
Group: I - Fixed 20 yr - No Penalty                         238           0.00000                 0           0.00000
Group: I - Fixed 25 yr - 12mo Penalty                       294           0.00000                 0           0.00000
Group: I - Fixed 25 yr - 60mo Penalty                       293           0.00000                 0           0.00000
Group: I - Fixed 30 yr - 6mo Penalty                        355           0.00000                 0           0.00000
Group: I - Fixed 30 yr - 12mo Penalty                       356           0.00000                 0           0.00000
Group: I - Fixed 30 yr - 24mo Penalty                       355           0.00000                 0           0.00000
Group: I - Fixed 30 yr - 36mo Penalty                       355           0.00000                 0           0.00000
Group: I - Fixed 30 yr - 48mo Penalty                       357           0.00000                 0           0.00000
Group: I - Fixed 30 yr - 60mo Penalty                       356           0.00000                 0           0.00000
Group: I - Fixed 30 yr - No Penalty                         357           0.00000                 0           0.00000
Group: IIA - ARM 2/28 - 6mo Penalty                         355           5.79571                19          13.08378
Group: IIA - ARM 2/28 - 12mo Penalty                        357           6.70816                21          13.77127
Group: IIA - ARM 2/28 - 24mo Penalty                        356           6.17251                20          13.11740
Group: IIA - ARM 2/28 - 36mo Penalty                        356           6.52738                20          13.59949
Group: IIA - ARM 2/28 - No Penalty                          357           6.53597                21          13.46920
Group: IIA - ARM 3/27 - 12mo Penalty                        355           6.66672                31          12.21784
Group: IIA - ARM 3/27 - 24mo Penalty                        356           6.24124                32          12.52664
Group: IIA - ARM 3/27 - 36mo Penalty                        356           6.17832                32          12.69683
Group: IIA - ARM 3/27 - No Penalty                          356           5.66002                32          12.85558
Group: IIA - ARM 5/25 - 12mo Penalty                        357           7.42497                57          12.22136
Group: IIA - ARM 5/25 - 24mo Penalty                        354           5.98000                54          12.00000
Group: IIA - ARM 5/25 - 36mo Penalty                        358           6.50726                58          12.31930
Group: IIA - ARM 5/25 - No Penalty                          359           6.68412                59          12.93532
Group: IIB - ARM 2/28 - 12mo Penalty                        356           6.80046                20          13.59805
Group: IIB - ARM 2/28 - 24mo Penalty                        356           6.03348                20          12.97505
Group: IIB - ARM 2/28 - 36mo Penalty                        356           6.55974                20          13.83025
Group: IIB - ARM 2/28 - 60mo Penalty                        357           6.30781                21          12.53927
Group: IIB - ARM 2/28 - No Penalty                          357           6.60288                21          13.45596
Group: IIB - ARM 3/27 - 12mo Penalty                        355           6.30908                31          11.99280
Group: IIB - ARM 3/27 - 24mo Penalty                        357           7.37357                32          12.37665
Group: IIB - ARM 3/27 - 36mo Penalty                        356           6.02337                32          12.39774
Group: IIB - ARM 3/27 - 48mo Penalty                        357           7.11018                33          13.36018
Group: IIB - ARM 3/27 - 60mo Penalty                        357           6.15142                33          12.40142
Group: IIB - ARM 3/27 - No Penalty                          356           6.63285                32          12.96283
Group: IIB - ARM 5/25 - 12mo Penalty                        356           7.34554                56          12.10585
Group: IIB - ARM 5/25 - 24mo Penalty                        359           6.04000                59          12.29000
Group: IIB - ARM 5/25 - 36mo Penalty                        356           6.61292                56          13.00358
Group: IIB - ARM 5/25 - 60mo Penalty                        359           6.21307                59          12.76691
Group: IIB - ARM 5/25 - No Penalty                          358           6.30800                58          12.55800
TOTAL:                                                      349           6.32379                27          13.00961

                                                                                                          MORTGAGE
                                                                                                           RATE
                                                                                                         ADJUSTMENT
                                                   INITIAL           SUBSEQUENT         MINIMUM          FREQUENCY
PPP DETAIL REPLINES                              PERIODIC CAP           CAP          MORTGAGE RATE       (IN MONTHS)
---------------------------------------------   ---------------   ---------------   ---------------   ---------------
Group: I - Balloon 15 yr - 12mo Penalty                 0.00000           0.00000           0.00000                 0
Group: I - Balloon 15 yr - 24mo Penalty                 0.00000           0.00000           0.00000                 0
Group: I - Balloon 15 yr - 36mo Penalty                 0.00000           0.00000           0.00000                 0
Group: I - Balloon 15 yr - 60mo Penalty                 0.00000           0.00000           0.00000                 0
Group: I - Balloon 15 yr - No Penalty                   0.00000           0.00000           0.00000                 0
Group: I - Fixed 10 yr - 24mo Penalty                   0.00000           0.00000           0.00000                 0
Group: I - Fixed 10 yr - 60mo Penalty                   0.00000           0.00000           0.00000                 0
Group: I - Fixed 15 yr - 12mo Penalty                   0.00000           0.00000           0.00000                 0
Group: I - Fixed 15 yr - 24mo Penalty                   0.00000           0.00000           0.00000                 0
Group: I - Fixed 15 yr - 36mo Penalty                   0.00000           0.00000           0.00000                 0
Group: I - Fixed 15 yr - 48mo Penalty                   0.00000           0.00000           0.00000                 0
Group: I - Fixed 15 yr - 60mo Penalty                   0.00000           0.00000           0.00000                 0
Group: I - Fixed 15 yr - No Penalty                     0.00000           0.00000           0.00000                 0
Group: I - Fixed 20 yr - 12mo Penalty                   0.00000           0.00000           0.00000                 0
Group: I - Fixed 20 yr - 24mo Penalty                   0.00000           0.00000           0.00000                 0
Group: I - Fixed 20 yr - 36mo Penalty                   0.00000           0.00000           0.00000                 0
Group: I - Fixed 20 yr - 48mo Penalty                   0.00000           0.00000           0.00000                 0
Group: I - Fixed 20 yr - 60mo Penalty                   0.00000           0.00000           0.00000                 0
Group: I - Fixed 20 yr - No Penalty                     0.00000           0.00000           0.00000                 0
Group: I - Fixed 25 yr - 12mo Penalty                   0.00000           0.00000           0.00000                 0
Group: I - Fixed 25 yr - 60mo Penalty                   0.00000           0.00000           0.00000                 0
Group: I - Fixed 30 yr - 6mo Penalty                    0.00000           0.00000           0.00000                 0
Group: I - Fixed 30 yr - 12mo Penalty                   0.00000           0.00000           0.00000                 0
Group: I - Fixed 30 yr - 24mo Penalty                   0.00000           0.00000           0.00000                 0
Group: I - Fixed 30 yr - 36mo Penalty                   0.00000           0.00000           0.00000                 0
Group: I - Fixed 30 yr - 48mo Penalty                   0.00000           0.00000           0.00000                 0
Group: I - Fixed 30 yr - 60mo Penalty                   0.00000           0.00000           0.00000                 0
Group: I - Fixed 30 yr - No Penalty                     0.00000           0.00000           0.00000                 0
Group: IIA - ARM 2/28 - 6mo Penalty                     3.00000           1.00000           6.08378                 6
Group: IIA - ARM 2/28 - 12mo Penalty                    3.00000           1.00984           7.01289                 6
Group: IIA - ARM 2/28 - 24mo Penalty                    2.99858           1.05281           6.65920                 6
Group: IIA - ARM 2/28 - 36mo Penalty                    3.00000           1.01422           6.92762                 6
Group: IIA - ARM 2/28 - No Penalty                      3.00000           1.01834           6.83467                 6
Group: IIA - ARM 3/27 - 12mo Penalty                    3.00000           1.00000           6.29455                 6
Group: IIA - ARM 3/27 - 24mo Penalty                    3.00000           1.00000           6.42092                 6
Group: IIA - ARM 3/27 - 36mo Penalty                    3.00000           1.00672           6.57070                 6
Group: IIA - ARM 3/27 - No Penalty                      3.00000           1.03180           6.47149                 6
Group: IIA - ARM 5/25 - 12mo Penalty                    3.00000           1.44998           7.44998                 6
Group: IIA - ARM 5/25 - 24mo Penalty                    3.00000           1.00000           6.00000                 6
Group: IIA - ARM 5/25 - 36mo Penalty                    3.00000           1.27921           6.63079                 6
Group: IIA - ARM 5/25 - No Penalty                      3.00000           1.14446           6.93412                 6
Group: IIB - ARM 2/28 - 12mo Penalty                    3.00000           1.00601           6.77035                 6
Group: IIB - ARM 2/28 - 24mo Penalty                    3.00000           1.09028           6.45588                 6
Group: IIB - ARM 2/28 - 36mo Penalty                    3.00000           1.09946           6.92193                 6
Group: IIB - ARM 2/28 - 60mo Penalty                    3.00000           1.00000           6.54904                 6
Group: IIB - ARM 2/28 - No Penalty                      3.00000           1.00000           6.92153                 6
Group: IIB - ARM 3/27 - 12mo Penalty                    3.00000           1.00000           5.99192                 6
Group: IIB - ARM 3/27 - 24mo Penalty                    3.00000           1.00000           6.72818                 6
Group: IIB - ARM 3/27 - 36mo Penalty                    3.00000           1.00000           6.37105                 6
Group: IIB - ARM 3/27 - 48mo Penalty                    3.00000           1.00000           7.36018                 6
Group: IIB - ARM 3/27 - 60mo Penalty                    3.00000           1.00000           6.40142                 6
Group: IIB - ARM 3/27 - No Penalty                      3.00000           1.00000           7.07796                 6
Group: IIB - ARM 5/25 - 12mo Penalty                    3.00000           1.42277           7.38416                 6
Group: IIB - ARM 5/25 - 24mo Penalty                    3.00000           1.00000           6.29000                 6
Group: IIB - ARM 5/25 - 36mo Penalty                    3.00000           1.44768           6.55590                 6
Group: IIB - ARM 5/25 - 60mo Penalty                    3.00000           1.14151           6.61867                 6
Group: IIB - ARM 5/25 - No Penalty                      3.00000           1.00000           6.55800                 6
TOTAL:                                                  2.99974           1.05226           6.66358                 6

DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

% of Aggregate Balances that is second lien 0.42%

OLTV of 2nd Liens: 18.27%
OCLTV of 2nd Liens: 91.81%

CLASS AF-3
Break Even CDR(1) = 48.07
Cumulative Losses @ CDR Break(2) = 43.12%

Assumptions:
60% Loss Severity
12 Month Lag
Triggers Set to Fail
Run to maturity
Defaults are in addition to prepays
Prepays according to Pricing Speed
Principal and interest advanced on all defaulted loans

(1) The "Break CDR" is the CDR that creates first dollar of principal loss on the related bond.
(2)  As a percentage of the Cut-Off Date balance of the Mortgage Loans


Aggregate:
%with Silent Seconds - 4.96%
OCLTV - 83.13%
OCLTV including/Silent Seconds - 84.04%
DTI - 42.15%

Group II-B:
%with Silent Seconds - 4.14%
OCLTV - 84.98%
OCLTV including/Silent Seconds - 85.74%
DTI - 43.12%

DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

                                 POPULAR 2005-3
                              CLASS M-1 CASHFLOWS

PERIOD        DATE            PRINCIPAL         INTEREST          CASH FLOW          BALANCE
------   ---------------   ---------------   ---------------   ---------------   ---------------
     0         21-Jun-05                 -                 -                 -     45,620,000.00
     1         25-Jul-05                 -        191,223.83        191,223.83     45,620,000.00
     2         25-Aug-05                 -        191,223.83        191,223.83     45,620,000.00
     3         25-Sep-05                 -        191,223.83        191,223.83     45,620,000.00
     4         25-Oct-05                 -        191,223.83        191,223.83     45,620,000.00
     5         25-Nov-05                 -        191,223.83        191,223.83     45,620,000.00
     6         25-Dec-05                 -        191,223.83        191,223.83     45,620,000.00
     7         25-Jan-06                 -        191,223.83        191,223.83     45,620,000.00
     8         25-Feb-06                 -        191,223.83        191,223.83     45,620,000.00
     9         25-Mar-06                 -        191,223.83        191,223.83     45,620,000.00
    10         25-Apr-06                 -        191,223.83        191,223.83     45,620,000.00
    11         25-May-06                 -        191,223.83        191,223.83     45,620,000.00
    12         25-Jun-06                 -        191,223.83        191,223.83     45,620,000.00
    13         25-Jul-06                 -        191,223.83        191,223.83     45,620,000.00
    14         25-Aug-06                 -        191,223.83        191,223.83     45,620,000.00
    15         25-Sep-06                 -        191,223.83        191,223.83     45,620,000.00
    16         25-Oct-06                 -        191,223.83        191,223.83     45,620,000.00
    17         25-Nov-06                 -        191,223.83        191,223.83     45,620,000.00
    18         25-Dec-06                 -        191,223.83        191,223.83     45,620,000.00
    19         25-Jan-07                 -        191,223.83        191,223.83     45,620,000.00
    20         25-Feb-07                 -        191,223.83        191,223.83     45,620,000.00
    21         25-Mar-07                 -        191,223.83        191,223.83     45,620,000.00
    22         25-Apr-07                 -        191,223.83        191,223.83     45,620,000.00
    23         25-May-07                 -        191,223.83        191,223.83     45,620,000.00
    24         25-Jun-07                 -        191,223.83        191,223.83     45,620,000.00
    25         25-Jul-07                 -        191,223.83        191,223.83     45,620,000.00
    26         25-Aug-07                 -        191,223.83        191,223.83     45,620,000.00
    27         25-Sep-07                 -        191,223.83        191,223.83     45,620,000.00
    28         25-Oct-07                 -        191,223.83        191,223.83     45,620,000.00
    29         25-Nov-07                 -        191,223.83        191,223.83     45,620,000.00
    30         25-Dec-07                 -        191,223.83        191,223.83     45,620,000.00
    31         25-Jan-08                 -        191,223.83        191,223.83     45,620,000.00
    32         25-Feb-08                 -        191,223.83        191,223.83     45,620,000.00
    33         25-Mar-08                 -        191,223.83        191,223.83     45,620,000.00
    34         25-Apr-08                 -        191,223.83        191,223.83     45,620,000.00
    35         25-May-08                 -        191,223.83        191,223.83     45,620,000.00
    36         25-Jun-08                 -        191,223.83        191,223.83     45,620,000.00
    37         25-Jul-08                 -        191,223.83        191,223.83     45,620,000.00
    38         25-Aug-08        416,257.63        191,223.83        607,481.47     45,203,742.37
    39         25-Sep-08      4,330,652.92        189,479.02      4,520,131.94     40,873,089.44
    40         25-Oct-08      2,723,069.48        171,326.37      2,894,395.84     38,150,019.97
    41         25-Nov-08        831,945.84        159,912.17        991,858.00     37,318,074.13
    42         25-Dec-08        813,630.56        156,424.93        970,055.48     36,504,443.57
    43         25-Jan-09        795,727.03        153,014.46        948,741.49     35,708,716.54
    44         25-Feb-09        778,225.32        149,679.04        927,904.36     34,930,491.22
    45         25-Mar-09        761,114.00        146,416.98        907,530.97     34,169,377.22
    46         25-Apr-09        744,389.73        143,226.64        887,616.37     33,424,987.49
    47         25-May-09        728,040.50        140,106.41        868,146.91     32,696,946.99
    48         25-Jun-09        712,057.67        137,054.70        849,112.37     31,984,889.32
    49         25-Jul-09        696,432.79        134,069.99        830,502.78     31,288,456.53
    50         25-Aug-09        681,157.64        131,150.78        812,308.42     30,607,298.89
    51         25-Sep-09        666,224.18        128,295.59        794,519.77     29,941,074.71
    52         25-Oct-09        651,624.55        125,503.00        777,127.56     29,289,450.16
    53         25-Nov-09        637,351.10        122,771.61        760,122.71     28,652,099.07

PERIOD        DATE            PRINCIPAL         INTEREST          CASH FLOW          BALANCE
------   ---------------   ---------------   ---------------   ---------------   ---------------
    54         25-Dec-09        623,396.33        120,100.05        743,496.38     28,028,702.73
    55         25-Jan-10        609,750.59        117,486.98        727,237.57     27,418,952.14
    56         25-Feb-10        596,411.59        114,931.11        711,342.69     26,822,540.56
    57         25-Mar-10        583,310.71        112,431.15        695,741.86     26,239,229.85
    58         25-Apr-10        570,519.15        109,986.11        680,505.25     25,668,710.70
    59         25-May-10        558,018.68        107,594.68        665,613.36     25,110,692.02
    60         25-Jun-10        545,704.25        105,255.65        650,959.90     24,564,987.77
    61         25-Jul-10        533,798.70        102,968.24        636,766.95     24,031,189.07
    62         25-Aug-10        522,157.74        100,730.73        622,888.48     23,509,031.32
    63         25-Sep-10        510,759.98         98,542.02        609,302.00     22,998,271.35
    64         25-Oct-10        499,617.20         96,401.09        596,018.29     22,498,654.14
    65         25-Nov-10        488,729.18         94,306.86        583,036.03     22,009,924.97
    66         25-Dec-10        478,084.06         92,258.27        570,342.33     21,531,840.90
    67         25-Jan-11        467,678.91         90,254.30        557,933.21     21,064,162.00
    68         25-Feb-11        457,503.92         88,293.95        545,797.86     20,606,658.08
    69         25-Mar-11        447,551.52         86,376.24        533,927.77     20,159,106.56
    70         25-Apr-11        437,819.53         84,500.25        522,319.79     19,721,287.02
    71         25-May-11        428,304.42         82,665.06        510,969.49     19,292,982.60
    72         25-Jun-11        418,999.32         80,869.75        499,869.07     18,873,983.28
    73         25-Jul-11        409,899.47         79,113.45        489,012.91     18,464,083.81
    74         25-Aug-11        401,000.23         77,395.28        478,395.51     18,063,083.59
    75         25-Sep-11        392,297.07         75,714.43        468,011.50     17,670,786.51
    76         25-Oct-11        383,785.57         74,070.05        457,855.62     17,287,000.94
    77         25-Nov-11        375,461.41         72,461.35        447,922.76     16,911,539.53
    78         25-Dec-11        367,320.36         70,887.54        438,207.90     16,544,219.17
    79         25-Jan-12        359,358.30         69,347.85        428,706.15     16,184,860.87
    80         25-Feb-12        351,571.19         67,841.54        419,412.73     15,833,289.68
    81         25-Mar-12        343,955.11         66,367.87        410,322.98     15,489,334.57
    82         25-Apr-12        336,506.21         64,926.13        401,432.34     15,152,828.36
    83         25-May-12        329,220.73         63,515.61        392,736.34     14,823,607.62
    84         25-Jun-12        322,095.01         62,135.62        384,230.63     14,501,512.61
    85         25-Jul-12        315,125.46         60,785.51        375,910.97     14,186,387.15
    86         25-Aug-12        308,308.58         59,464.61        367,773.18     13,878,078.57
    87         25-Sep-12        301,640.95         58,172.28        359,813.23     13,576,437.63
    88         25-Oct-12        295,119.22         56,907.90        352,027.12     13,281,318.41
    89         25-Nov-12        288,740.14         55,670.86        344,411.00     12,992,578.27
    90         25-Dec-12        282,500.51         54,460.56        336,961.07     12,710,077.76
    91         25-Jan-13        276,397.22         53,276.41        329,673.62     12,433,680.54
    92         25-Feb-13        270,427.21         52,117.84        322,545.06     12,163,253.33
    93         25-Mar-13        264,587.53         50,984.30        315,571.83     11,898,665.80
    94         25-Apr-13        258,875.26         49,875.24        308,750.50     11,639,790.54
    95         25-May-13        253,287.55         48,790.12        302,077.68     11,386,502.99
    96         25-Jun-13        247,821.65         47,728.43        295,550.07     11,138,681.34
    97         25-Jul-13        242,474.82         46,689.64        289,164.46     10,896,206.52
    98         25-Aug-13        237,244.44         45,673.27        282,917.70     10,658,962.08
    99         25-Sep-13        232,127.90         44,678.82        276,806.71     10,426,834.18
   100         25-Oct-13        227,122.68         43,705.81        270,828.49     10,199,711.51
   101         25-Nov-13        222,226.30         42,753.79        264,980.09      9,977,485.21
   102         25-Dec-13        217,436.35         41,822.29        259,258.64      9,760,048.86
   103         25-Jan-14        212,750.47         40,910.87        253,661.35      9,547,298.38
   104         25-Feb-14        208,166.36         40,019.09        248,185.45      9,339,132.02
   105         25-Mar-14        203,681.76         39,146.53        242,828.28      9,135,450.27
   106         25-Apr-14      9,135,450.27         38,292.76      9,173,743.03                 -

ASSUMPTIONS
Prepayments: Pricing Speed
No Losses
Run to call

DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

                                 POPULAR 2005-3
                              CLASS M-3 CASHFLOWS

PERIOD        DATE            PRINCIPAL         INTEREST          CASH FLOW          BALANCE
------   ---------------   ---------------   ---------------   ---------------   ---------------
     0         21-Jun-05                 -                 -                 -     10,430,000.00
     1         25-Jul-05                 -         45,631.25         45,631.25     10,430,000.00
     2         25-Aug-05                 -         45,631.25         45,631.25     10,430,000.00
     3         25-Sep-05                 -         45,631.25         45,631.25     10,430,000.00
     4         25-Oct-05                 -         45,631.25         45,631.25     10,430,000.00
     5         25-Nov-05                 -         45,631.25         45,631.25     10,430,000.00
     6         25-Dec-05                 -         45,631.25         45,631.25     10,430,000.00
     7         25-Jan-06                 -         45,631.25         45,631.25     10,430,000.00
     8         25-Feb-06                 -         45,631.25         45,631.25     10,430,000.00
     9         25-Mar-06                 -         45,631.25         45,631.25     10,430,000.00
    10         25-Apr-06                 -         45,631.25         45,631.25     10,430,000.00
    11         25-May-06                 -         45,631.25         45,631.25     10,430,000.00
    12         25-Jun-06                 -         45,631.25         45,631.25     10,430,000.00
    13         25-Jul-06                 -         45,631.25         45,631.25     10,430,000.00
    14         25-Aug-06                 -         45,631.25         45,631.25     10,430,000.00
    15         25-Sep-06                 -         45,631.25         45,631.25     10,430,000.00
    16         25-Oct-06                 -         45,631.25         45,631.25     10,430,000.00
    17         25-Nov-06                 -         45,631.25         45,631.25     10,430,000.00
    18         25-Dec-06                 -         45,631.25         45,631.25     10,430,000.00
    19         25-Jan-07                 -         45,631.25         45,631.25     10,430,000.00
    20         25-Feb-07                 -         45,631.25         45,631.25     10,430,000.00
    21         25-Mar-07                 -         45,631.25         45,631.25     10,430,000.00
    22         25-Apr-07                 -         45,631.25         45,631.25     10,430,000.00
    23         25-May-07                 -         45,631.25         45,631.25     10,430,000.00
    24         25-Jun-07                 -         45,631.25         45,631.25     10,430,000.00
    25         25-Jul-07                 -         45,631.25         45,631.25     10,430,000.00
    26         25-Aug-07                 -         45,631.25         45,631.25     10,430,000.00
    27         25-Sep-07                 -         45,631.25         45,631.25     10,430,000.00
    28         25-Oct-07                 -         45,631.25         45,631.25     10,430,000.00
    29         25-Nov-07                 -         45,631.25         45,631.25     10,430,000.00
    30         25-Dec-07                 -         45,631.25         45,631.25     10,430,000.00
    31         25-Jan-08                 -         45,631.25         45,631.25     10,430,000.00
    32         25-Feb-08                 -         45,631.25         45,631.25     10,430,000.00
    33         25-Mar-08                 -         45,631.25         45,631.25     10,430,000.00
    34         25-Apr-08                 -         45,631.25         45,631.25     10,430,000.00
    35         25-May-08                 -         45,631.25         45,631.25     10,430,000.00
    36         25-Jun-08                 -         45,631.25         45,631.25     10,430,000.00
    37         25-Jul-08        886,547.92         45,631.25        932,179.17      9,543,452.08
    38         25-Aug-08        430,180.96         41,752.60        471,933.56      9,113,271.11
    39         25-Sep-08        198,824.81         39,870.56        238,695.37      8,914,446.30
    40         25-Oct-08        194,441.74         39,000.70        233,442.44      8,720,004.56
    41         25-Nov-08        190,159.05         38,150.02        228,309.07      8,529,845.52
    42         25-Dec-08        185,972.70         37,318.07        223,290.77      8,343,872.82
    43         25-Jan-09        181,880.46         36,504.44        218,384.91      8,161,992.35
    44         25-Feb-09        177,880.07         35,708.72        213,588.79      7,984,112.28
    45         25-Mar-09        173,968.91         34,930.49        208,899.41      7,810,143.36
    46         25-Apr-09        170,146.22         34,169.38        204,315.60      7,639,997.14
    47         25-May-09        166,409.26         33,424.99        199,834.25      7,473,587.88
    48         25-Jun-09        162,756.04         32,696.95        195,452.98      7,310,831.84
    49         25-Jul-09        159,184.64         31,984.89        191,169.53      7,151,647.21
    50         25-Aug-09        155,693.17         31,288.46        186,981.63      6,995,954.03
    51         25-Sep-09        152,279.81         30,607.30        182,887.11      6,843,674.22
    52         25-Oct-09        148,942.75         29,941.07        178,883.83      6,694,731.47
    53         25-Nov-09        145,680.25         29,289.45        174,969.70      6,549,051.21

PERIOD        DATE            PRINCIPAL         INTEREST          CASH FLOW          BALANCE
------   ---------------   ---------------   ---------------   ---------------   ---------------
    54         25-Dec-09        142,490.59         28,652.10        171,142.69      6,406,560.62
    55         25-Jan-10        139,371.56         28,028.70        167,400.27      6,267,189.06
    56         25-Feb-10        136,322.65         27,418.95        163,741.60      6,130,866.41
    57         25-Mar-10        133,328.16         26,822.54        160,150.70      5,997,538.25
    58         25-Apr-10        130,404.38         26,239.23        156,643.61      5,867,133.87
    59         25-May-10        127,547.13         25,668.71        153,215.84      5,739,586.75
    60         25-Jun-10        124,732.40         25,110.69        149,843.09      5,614,854.35
    61         25-Jul-10        122,011.13         24,564.99        146,576.12      5,492,843.22
    62         25-Aug-10        119,350.34         24,031.19        143,381.53      5,373,492.87
    63         25-Sep-10        116,745.14         23,509.03        140,254.17      5,256,747.74
    64         25-Oct-10        114,198.22         22,998.27        137,196.49      5,142,549.52
    65         25-Nov-10        111,709.53         22,498.65        134,208.18      5,030,839.99
    66         25-Dec-10        109,276.36         22,009.92        131,286.28      4,921,563.64
    67         25-Jan-11        106,898.04         21,531.84        128,429.88      4,814,665.60
    68         25-Feb-11        104,572.32         21,064.16        125,636.49      4,710,093.28
    69         25-Mar-11        102,297.49         20,606.66        122,904.15      4,607,795.78
    70         25-Apr-11        100,073.04         20,159.11        120,232.14      4,507,722.75
    71         25-May-11         97,898.15         19,721.29        117,619.44      4,409,824.59
    72         25-Jun-11         95,771.27         19,292.98        115,064.26      4,314,053.32
    73         25-Jul-11         93,691.31         18,873.98        112,565.29      4,220,362.01
    74         25-Aug-11         91,657.20         18,464.08        110,121.28      4,128,704.82
    75         25-Sep-11         89,667.90         18,063.08        107,730.99      4,039,036.92
    76         25-Oct-11         87,722.42         17,670.79        105,393.20      3,951,314.50
    77         25-Nov-11         85,819.75         17,287.00        103,106.75      3,865,494.75
    78         25-Dec-11         83,958.94         16,911.54        100,870.48      3,781,535.81
    79         25-Jan-12         82,139.04         16,544.22         98,683.26      3,699,396.77
    80         25-Feb-12         80,359.13         16,184.86         96,543.99      3,619,037.64
    81         25-Mar-12         78,618.31         15,833.29         94,451.60      3,540,419.33
    82         25-Apr-12         76,915.71         15,489.33         92,405.04      3,463,503.62
    83         25-May-12         75,250.45         15,152.83         90,403.28      3,388,253.17
    84         25-Jun-12         73,621.72         14,823.61         88,445.32      3,314,631.45
    85         25-Jul-12         72,028.68         14,501.51         86,530.19      3,242,602.78
    86         25-Aug-12         70,470.53         14,186.39         84,656.92      3,172,132.25
    87         25-Sep-12         68,946.50         13,878.08         82,824.58      3,103,185.74
    88         25-Oct-12         67,455.82         13,576.44         81,032.26      3,035,729.92
    89         25-Nov-12         65,997.75         13,281.32         79,279.06      2,969,732.18
    90         25-Dec-12         64,571.54         12,992.58         77,564.12      2,905,160.63
    91         25-Jan-13         63,176.51         12,710.08         75,886.58      2,841,984.12
    92         25-Feb-13         61,811.93         12,433.68         74,245.62      2,780,172.19
    93         25-Mar-13         60,477.15         12,163.25         72,640.40      2,719,695.04
    94         25-Apr-13         59,171.49         11,898.67         71,070.15      2,660,523.55
    95         25-May-13         57,894.30         11,639.79         69,534.09      2,602,629.25
    96         25-Jun-13         56,644.95         11,386.50         68,031.45      2,545,984.31
    97         25-Jul-13         55,422.82         11,138.68         66,561.50      2,490,561.49
    98         25-Aug-13         54,227.30         10,896.21         65,123.51      2,436,334.19
    99         25-Sep-13         53,057.81         10,658.96         63,716.77      2,383,276.38
   100         25-Oct-13         51,913.75         10,426.83         62,340.59      2,331,362.63
   101         25-Nov-13         50,794.58         10,199.71         60,994.29      2,280,568.05
   102         25-Dec-13         49,699.74          9,977.49         59,677.22      2,230,868.31
   103         25-Jan-14         48,628.68          9,760.05         58,388.73      2,182,239.63
   104         25-Feb-14         47,580.88          9,547.30         57,128.18      2,134,658.75
   105         25-Mar-14         46,555.83          9,339.13         55,894.96      2,088,102.92
   106         25-Apr-14      2,088,102.92          9,135.45      2,097,238.37                 -

ASSUMPTIONS
Prepayments: Pricing Speed
No Losses
Run to call

DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

                                 POPULAR 2005-3
                              CLASS AV-2 CASHFLOWS

PERIOD        DATE            PRINCIPAL         INTEREST          CASH FLOW          BALANCE
------   ---------------   ---------------   ---------------   ---------------   ---------------
     0         21-Jun-05                 -                 -                 -    100,000,000.00
     1         25-Jul-05      3,072,332.18        319,222.22      3,391,554.41     96,927,667.82
     2         25-Aug-05      2,994,870.48        282,113.36      3,276,983.84     93,932,797.33
     3         25-Sep-05      2,893,406.44        273,396.63      3,166,803.07     91,039,390.89
     4         25-Oct-05      2,804,118.21        256,427.62      3,060,545.82     88,235,272.69
     5         25-Nov-05      2,704,851.64        256,813.66      2,961,665.31     85,530,421.04
     6         25-Dec-05      2,625,560.90        240,910.69      2,866,471.59     82,904,860.14
     7         25-Jan-06      2,546,054.51        241,299.20      2,787,353.71     80,358,805.63
     8         25-Feb-06      2,474,835.67        233,888.77      2,708,724.44     77,883,969.96
     9         25-Mar-06      2,420,931.12        204,748.30      2,625,679.42     75,463,038.84
    10         25-Apr-06      2,334,710.25        219,639.37      2,554,349.62     73,128,328.59
    11         25-May-06      2,105,651.70        205,978.13      2,311,629.82     71,022,676.89
    12         25-Jun-06      2,047,249.99        206,715.45      2,253,965.44     68,975,426.90
    13         25-Jul-06      1,990,458.76        194,280.79      2,184,739.54     66,984,968.15
    14         25-Aug-06      1,935,233.78        194,963.47      2,130,197.25     65,049,734.37
    15         25-Sep-06      1,881,532.06        189,330.87      2,070,862.93     63,168,202.30
    16         25-Oct-06      1,829,311.77        177,923.77      2,007,235.54     61,338,890.53
    17         25-Nov-06      1,778,532.23        178,530.25      1,957,062.48     59,560,358.30
    18         25-Dec-06      1,729,153.87        167,761.68      1,896,915.54     57,831,204.43
    19         25-Jan-07      1,681,138.20        168,320.93      1,849,459.13     56,150,066.23
    20         25-Feb-07      1,634,447.78        163,427.89      1,797,875.67     54,515,618.45
    21         25-Mar-07      1,577,696.06        143,315.50      1,721,011.56     52,937,922.39
    22         25-Apr-07      1,530,795.09        154,078.76      1,684,873.86     51,407,127.30
    23         25-May-07      1,488,604.65        144,796.74      1,633,401.39     49,918,522.65
    24         25-Jun-07      1,447,571.14        145,290.63      1,592,861.77     48,470,951.51
    25         25-Jul-07      1,407,662.95        136,526.51      1,544,189.46     47,063,288.56
    26         25-Aug-07      1,368,849.33        136,980.32      1,505,829.65     45,694,439.23
    27         25-Sep-07      1,330,769.19        132,996.20      1,463,765.39     44,363,670.05
    28         25-Oct-07      1,293,964.15        124,957.67      1,418,921.82     43,069,705.89
    29         25-Nov-07      1,258,279.53        125,356.77      1,383,636.30     41,811,426.37
    30         25-Dec-07      1,223,573.84        117,768.85      1,341,342.69     40,587,852.53
    31         25-Jan-08      1,189,820.33        118,133.20      1,307,953.53     39,398,032.19
    32         25-Feb-08      1,156,600.28        114,670.16      1,271,270.44     38,241,431.92
    33         25-Mar-08      1,121,198.50        104,122.92      1,225,321.42     37,120,233.42
    34         25-Apr-08      1,089,484.04        108,040.50      1,197,524.54     36,030,749.38
    35         25-May-08      1,059,525.89        101,486.61      1,161,012.50     34,971,223.48
    36         25-Jun-08      1,030,387.36        101,785.69      1,132,173.05     33,940,836.12
    37         25-Jul-08                 -         95,600.02         95,600.02     33,940,836.12
    38         25-Aug-08                 -         98,786.69         98,786.69     33,940,836.12
    39         25-Sep-08                 -         98,786.69         98,786.69     33,940,836.12
    40         25-Oct-08        229,274.81         95,600.02        324,874.83     33,711,561.31
    41         25-Nov-08        499,056.16         98,119.37        597,175.54     33,212,505.15
    42         25-Dec-08        485,322.79         93,548.56        578,871.35     32,727,182.36
    43         25-Jan-09        471,965.34         95,254.28        567,219.62     32,255,217.01
    44         25-Feb-09        458,973.56         93,880.60        552,854.16     31,796,243.46
    45         25-Mar-09        446,325.46         83,588.79        529,914.25     31,349,918.00
    46         25-Apr-09        434,035.96         91,245.68        525,281.64     30,915,882.03
    47         25-May-09        422,083.00         87,079.73        509,162.74     30,493,799.03
    48         25-Jun-09        410,457.40         88,753.90        499,211.29     30,083,341.63
    49         25-Jul-09        399,150.21         84,734.75        483,884.96     29,684,191.42
    50         25-Aug-09        388,152.77         86,397.49        474,550.26     29,296,038.65
    51         25-Sep-09        377,456.61         85,267.75        462,724.36     28,918,582.04
    52         25-Oct-09        367,053.51         81,454.01        448,507.52     28,551,528.53
    53         25-Nov-09        356,935.48         83,100.81        440,036.29     28,194,593.05

PERIOD        DATE            PRINCIPAL         INTEREST          CASH FLOW          BALANCE
------   ---------------   ---------------   ---------------   ---------------   ---------------
    54         25-Dec-09        347,094.74         79,414.77        426,509.51     27,847,498.31
    55         25-Jan-10        337,523.71         81,051.69        418,575.41     27,509,974.59
    56         25-Feb-10        328,215.05         80,069.31        408,284.36     27,181,759.55
    57         25-Mar-10        318,926.21         71,457.83        390,384.03     26,862,833.34
    58         25-Apr-10        310,133.41         78,185.77        388,319.18     26,552,699.93
    59         25-May-10        301,559.84         74,790.10        376,349.94     26,251,140.10
    60         25-Jun-10        292,781.85         76,405.40        369,187.25     25,958,358.25
    61         25-Jul-10        284,717.73         73,116.04        357,833.77     25,673,640.52
    62         25-Aug-10        276,874.39         74,724.56        351,598.95     25,396,766.13
    63         25-Sep-10        269,185.79         73,918.70        343,104.49     25,127,580.34
    64         25-Oct-10        261,769.18         70,776.02        332,545.19     24,865,811.16
    65         25-Nov-10        254,554.32         72,373.32        326,927.64     24,611,256.84
    66         25-Dec-10        247,525.41         69,321.71        316,847.12     24,363,731.43
    67         25-Jan-11        240,702.34         70,911.99        311,614.34     24,123,029.09
    68         25-Feb-11        234,066.18         70,211.42        304,277.59     23,888,962.91
    69         25-Mar-11        227,602.44         62,801.43        290,403.87     23,661,360.47
    70         25-Apr-11        221,325.39         68,867.70        290,193.10     23,440,035.08
    71         25-May-11        215,220.34         66,022.77        281,243.10     23,224,814.74
    72         25-Jun-11        209,282.59         67,597.11        276,879.71     23,015,532.15
    73         25-Jul-11        203,507.59         64,827.08        268,334.67     22,812,024.55
    74         25-Aug-11        197,890.89         66,395.66        264,286.56     22,614,133.66
    75         25-Sep-11        192,428.18         65,819.69        258,247.87     22,421,705.48
    76         25-Oct-11        187,115.24         63,154.47        250,269.71     22,234,590.24
    77         25-Nov-11        181,948.00         64,715.01        246,663.01     22,052,642.24
    78         25-Dec-11        176,922.48         62,114.94        239,037.42     21,875,719.76
    79         25-Jan-12        172,034.80         63,670.50        235,705.30     21,703,684.95
    80         25-Feb-12        167,281.21         63,169.78        230,450.99     21,536,403.74
    81         25-Mar-12        162,658.05         58,638.84        221,296.89     21,373,745.69
    82         25-Apr-12        158,161.74         62,209.47        220,371.22     21,215,583.95
    83         25-May-12        153,788.84         59,757.23        213,546.07     21,061,795.11
    84         25-Jun-12        149,535.96         61,301.52        210,837.49     20,912,259.15
    85         25-Jul-12        145,399.83         58,902.86        204,302.70     20,766,859.31
    86         25-Aug-12        141,377.27         60,443.10        201,820.37     20,625,482.04
    87         25-Sep-12        137,465.16         60,031.61        197,496.77     20,488,016.88
    88         25-Oct-12        133,660.50         57,707.91        191,368.41     20,354,356.38
    89         25-Nov-12        129,960.34         59,242.49        189,202.82     20,224,396.04
    90         25-Dec-12        126,361.83         56,965.38        183,327.21     20,098,034.22
    91         25-Jan-13        122,862.19         58,496.45        181,358.64     19,975,172.03
    92         25-Feb-13        119,458.72         58,138.85        177,597.57     19,855,713.30
    93         25-Mar-13        116,148.79         52,198.46        168,347.26     19,739,564.51
    94         25-Apr-13        112,929.85         57,453.10        170,382.95     19,626,634.66
    95         25-May-13        109,799.40         55,281.69        165,081.09     19,516,835.26
    96         25-Jun-13        106,755.03         56,804.83        163,559.86     19,410,080.23
    97         25-Jul-13        103,794.38         54,671.73        158,466.11     19,306,285.84
    98         25-Aug-13        211,276.53         56,192.02        267,468.55     19,095,009.31
    99         25-Sep-13        415,791.40         55,577.09        471,368.48     18,679,217.92
   100         25-Oct-13        406,826.90         52,613.13        459,440.03     18,272,391.01
   101         25-Nov-13        398,057.34         53,182.81        451,240.15     17,874,333.67
   102         25-Dec-13        389,478.39         50,346.04        439,824.43     17,484,855.28
   103         25-Jan-14        381,085.82         50,890.64        431,976.46     17,103,769.46
   104         25-Feb-14        372,875.50         49,781.47        422,656.97     16,730,893.96
   105         25-Mar-14        364,843.39         43,983.66        408,827.06     16,366,050.56
   106         25-Apr-14     16,366,050.56         47,634.30     16,413,684.86                 -

ASSUMPTIONS
Prepayments: Pricing Speed
No Losses
Run to call

DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.